UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2021

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Stock Yards Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Kentucky	001-13661	61-1137529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street,

Louisville, Kentucky 40206

(Address of Principal Executive Offices) (Zip Code)

(502) 582-2571

(Registrant's telephone number, including area code)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 3, 2021, Stock Yards Bancorp, Inc., a Kentucky corporation (“Stock Yards”), H. Troutman Merger Subsidiary, Inc., a Kentucky corporation and direct, wholly owned subsidiary of Stock Yards (“Merger Sub”), and Commonwealth Bancshares, Inc., a Kentucky corporation (“Commonwealth”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Commonwealth, with Commonwealth continuing as the surviving corporation (the “Merger”). Immediately following the Merger, it is currently intended that Commonwealth will merge with and into Stock Yards, with Stock Yards continuing as the surviving corporation (the “Upstream Merger”). Immediately following the Upstream Merger, or at a later time as Stock Yards may determine, Commonwealth Bank & Trust Company, a Kentucky state-chartered bank and wholly owned subsidiary of Commonwealth (“Commonwealth Bank”), will merge with and into Stock Yards Bank & Trust Company, a Kentucky state-chartered bank and wholly owned subsidiary of Stock Yards (“Stock Yards Bank”), with Stock Yards Bank continuing as the surviving bank (the “Bank Merger,” and, together with the Merger and the Upstream Merger, the “Mergers”). The Merger Agreement was approved by the Board of Directors of each of Stock Yards and Commonwealth.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock, no par value, of Commonwealth (“Commonwealth Common Stock”) issued and outstanding immediately prior to the Effective Time (except for shares of Commonwealth Common Stock (A) owned by Commonwealth or Stock Yards (other than shares (x) held in trust accounts, managed accounts, mutual funds or similar accounts, or otherwise held in a fiduciary or agency capacity that are beneficially owned by third parties, or (y) held, directly or indirectly, as a result of debts previously contracted) or (B) that are Dissenting Shares, (as provided in the Merger Agreement) will be converted, in accordance with the procedures set forth in the Merger Agreement, into (1) 0.9267 shares (the “Exchange Ratio”) of common stock, no par value, of Stock Yards (“Stock Yards Common Stock”) and (2) the right to receive, without interest, $11.20 in cash (the “Per Share Cash Consideration” and, together with the Stock Yards Common Stock to be issued pursuant to the preceding clause (1), the “Merger Consideration”).

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each award of a Commonwealth Restricted Stock Unit subject to vesting, repurchase or other lapse restriction (a “Commonwealth Restricted Stock Unit”), whether vested or unvested, that is outstanding as of August 3, 2021, and remains outstanding as of immediately prior to the Effective Time will fully vest and be cancelled and converted automatically into the right to receive cash (without interest) equal to the per share Merger Consideration.

The Merger Agreement contains customary representations and warranties from both Commonwealth and Stock Yards, each with respect to its and its subsidiaries’ businesses, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. Commonwealth agreed to call a meeting of its shareholders to approve the Merger Agreement and the transactions contemplated thereby (the “Commonwealth Shareholder Approval”) and for the Board of Directors of Commonwealth to recommend that its shareholders vote in favor of such approvals. Commonwealth has also agreed to customary non-solicitation covenants relating to alternative acquisition proposals that prohibit Commonwealth from soliciting proposals relating to certain alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative acquisition.

The Mergers are anticipated to be completed in the fourth quarter of 2021 and are subject to the satisfaction of customary conditions, including (i) receipt of the Commonwealth Shareholder Approval, (ii) authorization for listing of the shares of Stock Yards Common Stock to be issued in the Merger on the NASDAQ Stock Market, (iii) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Kentucky Department of Financial Institutions, (iv) the absence of any order, injunction or other legal restraint preventing or making illegal the completion of the Merger or any of the other transactions contemplated by the Merger Agreement, and (v) receipt by Stock Yards and Commonwealth of an opinion from counsel to Stock Yards to the effect that the Merger and the Upstream Merger, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain qualifications, the accuracy of the representations and warranties of Commonwealth, in the case of Stock Yards, and of Stock Yards, in the case of Commonwealth, (b) performance in all material respects by Commonwealth, in the case of Stock Yards, and by Stock Yards, in the case of Commonwealth, of its obligations under the Merger Agreement, (c) Commonwealth meeting specified net equity and non-performing asset requirements, in the case of Stock Yards, and (d) in the case of Stock Yards, customers of Commonwealth’s investment advisory subsidiary who indicate that they do not consent to the assignment of their investment advisory contract through the operation of the Merger shall not represent a specified percentage of the aggregate revenues of the investment advisory subsidiary.

The Merger Agreement provides certain termination rights for both Stock Yards and Commonwealth and further provides that a termination fee of $8 million will be payable by Commonwealth to Stock Yards upon termination of the Merger Agreement under certain circumstances, including a termination as a result of Commonwealth’s board of directors withdrawing or adversely modifying its recommendation that its shareholders vote in favor of the Merger Agreement.

Support Agreements

In connection with entering into the Merger Agreement, Stock Yards entered into customary support agreements in the form attached hereto as Exhibit 10.1 (the “Commonwealth Support Agreements”) with the members of Commonwealth’s board of directors who are shareholders of Commonwealth, along with the chief executive officer and chief financial officer of Commonwealth Bank. Subject to the terms and conditions and non-termination of the Commonwealth Support Agreements, each such shareholder agreed, among other things, to vote his or her respective shares of Commonwealth Common Stock in favor of the approval of the Merger Agreement and the transactions contemplated thereby, and against alternative acquisition proposals.

Investor Agreement

In connection with the Merger, Stock Yards entered into an Investor Agreement with Darrell R. Wells, Margaret C. Wells, and the Darrell R. Wells Trust (the “Principal Shareholders”), who together will acquire in the Merger shares of Stock Yards Common Stock representing approximately 6.2% of the Stock Yards Common Stock outstanding upon completion of the Merger. The Investor Agreement is attached hereto as Exhibit 10.2.

The Investor Agreement will continue for five years from the date of the closing of the Merger, subject to termination sooner upon earliest of the following events:

•	termination of the Merger Agreement;
•	the Principal Shareholders cease to beneficially own in the aggregate 5% of the issued and outstanding shares of Stock Yards Common Stock; and
•	the date which is 60 days after there is no Mutually Acceptable Director (as defined below) serving on the Stock Yards Board of Directors.

Each Principal Shareholder has agreed not to transfer any Stock Yards Common Stock acquired in the Merger during the 90-day period beginning on the closing date of the Merger without the consent of Stock Yards. Thereafter, each Principal Shareholder, either individually or collectively with the other Principal Shareholders, may not sell Stock Yards Common Stock in an amount greater than 1% of the outstanding shares of Stock Yards Common Stock during any calendar quarter without the consent of Stock Yards. After the initial 90-day lock-up period, a Principal Shareholder may request that Stock Yards purchase Stock Yards Common Stock from the Principal Shareholder on mutually agreed upon terms (a “block trade transaction”), but Stock Yards will have no obligation to purchase the Principal Shareholder’s Stock Yards Common Stock. The Principal Shareholders also agree not to engage in a block trade transaction with any party other than Stock Yards without the consent of Stock Yards.

The transfer restrictions described in the preceding paragraph will not apply to a Principal Shareholder’s transfer of Stock Yards Common Stock to any affiliate or immediate family member of the Principal Shareholder, or to a trust for the benefit of the Principal Shareholder or any affiliate or immediate family member of the Principal Shareholder; provided, that the Principal Shareholder and the proposed transferee provide notice of the transfer to Stock Yards and the transferee executes a binding joinder to the Investor Agreement. The transfer restrictions also do not apply to block transfer transactions and transfers pursuant to an Underwritten Shelf Takedown or Piggyback Registration, as defined below.

The Investor Agreement includes a standstill covenant whereby the Principal Shareholders agree not to take specified actions relating to control of Stock Yards without Stock Yards’ consent. In addition, the Principal Shareholders agree that they will be subject to and will abide by Stock Yards’ insider trading policy; provided, however, the Investor Agreement includes an exception under certain conditions to the prohibition on pledging shares of Stock Yards Common Stock by the Principal Shareholders.

During the term of the Investor Agreement, the Principal Shareholders will be able to designate a qualified individual to serve on the Stock Yards Board of Directors, with the agreement of Stock Yards (the “Mutually Acceptable Director”). Subject to the annual review and nomination process applicable to all members of the Board of Directors, Stock Yards will include the Mutually Acceptable Director on the slate of nominees to be elected to the Board of Directors and to recommend the election of the Mutually Acceptable Director to its shareholders. Should the Mutually Acceptable Director resign, die, be unwilling or unable to serve, or not be elected by Stock Yard’s shareholders, the Principal Shareholders may recommend another qualified individual to the governance and nominating committee and Board of Directors of Stock Yards to fill the vacancy and become the Mutually Acceptable Director. Laura L. Wells, a director of Commonwealth and Commonwealth Bank, will be the initial Mutually Acceptable Director, who will be elected to the Stock Yards Board of Directors immediately after the closing of the Merger.

Registration Rights Agreement

In connection with the Merger Agreement, upon the closing of the Merger Stock Yards will enter into a Registration Rights Agreement with Darrell R. Wells, individually and as representative of the Commonwealth shareholders who acquire Stock Yards Common Stock as a result of the Merger and elect to become a party to the Registration Rights Agreement no later than 25 days after the closing of the Merger. The form of Registration Rights Agreement is attached as Exhibit D to Merger Agreement.

The Registration Rights Agreement provides that Stock Yards must prepare and file a shelf registration statement with the U.S. Securities and Exchange Commission (the “SEC”) within 30 days of the closing of the Merger. The shelf registration statement will provide for the resale on a continuous basis of the shares of Stock Yards Common Stock issued upon consummation of the Merger (“Registrable Securities”) to any former shareholder of Commonwealth who has become a party to the Agreement (a “Holder”). Stock Yards must cause a registration statement to remain effective continuously, and to be supplemented and amended to the extent necessary, to ensure that Holders may resell all their Registrable Securities from the date the shelf registration statement first becomes effective until such time as there are no Registrable Securities remaining.

Registration rights with respect to the Registrable Securities of each Holder will terminate upon the earliest to occur of the following:

•	all of the Holder’s Registrable Securities have been sold or disposed of pursuant to the registration statement;
•	except with respect to shares held by the Principal Shareholders, when and to the extent the Holder’s Registrable Securities have become eligible for sale pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), without any restriction on the volume or manner of sale;

•	the termination of the Investor Agreement; or
•	when the Holder’s Registrable Securities shall have ceased to be issued and outstanding.

The Registration Rights Agreement provides that beginning 90 days after the closing date of the Merger, Darrell R. Wells, in his capacity as “Demanding Holder,” may request to sell any or all of the Registrable Securities of the Principal Shareholders (as defined in the Investor Agreement) in an underwritten offering registered pursuant to the shelf registration statement then in effect (an “Underwritten Shelf Takedown”), provided that Stock Yards will have no obligation to do so unless the expected gross proceeds from the Underwritten Shelf Takedown exceed $30.0 million. Stock Yards will have the right to select one or more reputable nationally recognized investment banks to serve as the underwriter for the underwritten offering, and its obligation is limited to one Underwritten Shelf Takedown.

If Stock Yards intends to file a registration statement covering a primary or secondary offering of any of its common stock, whether or not the sale is for its own account, it must notify the Demanding Holder and then include in the registration all Registrable Securities of the Principal Shareholders that the Demanding Holder requests be included in the registration (a “Piggyback Registration”). This Piggyback Registration right is not available for registration statements filed by Stock Yards solely to implement an employee benefit plan or for a business combination or similar transaction. If a registration statement relates to an underwritten offering, and the managing underwriter advises Stock Yards that the number of shares of common stock requested to be included in the offering exceeds the number that can be sold without adversely affecting the marketability of the offering, then only the number of shares that in the reasonable opinion of the underwriter can be sold without adversely affecting the marketability of the offering will be included in the registration, and the shares of its common stock that Stock Yards proposes to sell will be given priority over the Registrable Securities of the Principal Shareholders.

The registration rights of Holders are subject to the right of Stock Yards to delay registration to avoid disclosure of material nonpublic information, to avoid interference with a transaction involving Stock Yards or Stock Yards' ability to comply with the Securities Act or the Exchange Act, or if the continued use of a registration statement would, in the good faith judgment of the majority of the Stock Yards Board of Directors, be seriously detrimental to Stock Yards. The Holders of Registrable Securities must also comply with certain standard provisions facilitating the filing and effectiveness of the registration statement.

The foregoing descriptions of the Merger Agreement, the form of Commonwealth Support Agreement, the Investor Agreement, and the form of Registration Rights Agreement do not purport to be complete, and each is qualified in its entirety by reference to the full text of those agreements, which are filed as Exhibits to this Current Report, and are incorporated into it by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, those representations and warranties (i) will not survive consummation of the Mergers, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Stock Yards or Commonwealth, their respective affiliates, or their respective businesses.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 3, 2021, among Stock Yards Bancorp, Inc.; H. Troutman Merger Subsidiary, Inc.; and Commonwealth Bancshares, Inc.

10.1	Form of Support Agreement

10.2	Investor Agreement among Stock Yards Bancorp, Inc. and the Principal Shareholders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the proposed merger transaction between Stock Yards and Commonwealth, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to Stock Yards’ Annual Report on Form 10-K for the year ended December 31, 2020, and Quarterly Report on Form 10-Q for the three months ended March 31, 2021, as well as Stock Yards’ other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Stock Yards with the SEC, risks and uncertainties for Stock Yards, Commonwealth and the combined company include, but are not limited to: the possibility that some or all of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Commonwealth’s operations with those of Stock Yards will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; the inability to complete the Merger due to the failure of Commonwealth shareholders to adopt the Merger Agreement; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management's attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on the customer and employee relationships and operating results of Stock Yards, Commonwealth or the combined company, respectively; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Stock Yards’ issuance of additional shares of Stock Yards Common Stock in connection with the Merger; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Stock Yards, Commonwealth and the combined company; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither Stock Yards nor Commonwealth assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Additional Information Regarding the Proposed Transaction

This communication in respect of the proposed merger transaction between Stock Yards and Commonwealth is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. In connection with the proposed transaction, Stock Yards and Commonwealth will prepare a proxy statement of Commonwealth that also constitutes an offering circular of Stock Yards which, when finalized, will be sent to the shareholders of Commonwealth seeking their approval of the merger-related proposals. The shares of Stock Yards Common Stock to be issued to Commonwealth shareholders in the proposed merger will not be registered under the Securities Act of 1933, as amended, or under any state securities laws, and those shares may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act, which will be more fully described in the proxy statement/offering circular. The proxy statement/offering circular will be delivered to Commonwealth Shareholders when available. This Current Report is not a substitute for the proxy statement/offering circular or any other document that Stock Yards may file with the SEC. COMMONWEALTH SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/OFFERING CIRCULAR, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STOCK YARDS, COMMONWEALTH AND THE PROPOSED TRANSACTION. Other documents relating to the merger transaction filed by Stock Yards can be obtained free of charge from the SEC’s website at www.sec.gov. Documents filed by Stock Yards also can be obtained free of charge by accessing Stock Yards’ website at www.syb.com under the tab “Investors Relations” and then under “SEC Filings.” Alternatively, these documents and the proxy statement/offering circular, when available, can be obtained free of charge from Stock Yards upon written request to Stock Yards, Attention: Chief Financial Officer, 1040 East Main Street, Louisville, Kentucky 40206 or by calling (502) 582-2571, or to Commonwealth, Attention: Chief Financial Officer, 4350 Brownsboro Road Ste 310, Louisville, Kentucky 40207 or by calling (502) 259-2200.

Participants in the Solicitation

Stock Yards, Commonwealth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Commonwealth’ shareholders in connection with the proposed transaction. Information about the directors and executive officers of Stock Yards and their ownership of Stock Yards Common Stock is set forth in the definitive proxy statement for Stock Yards’ 2021 annual meeting of shareholders, as previously filed with the SEC on March 12, 2021, and Stock Yards’ Annual Report on Form 10-K for the year ended December 31, 2020, as previously filed with the SEC on February 26, 2021, as well as other documents filed with the SEC. Information about the directors and executive officers of Commonwealth and their ownership of Commonwealth common stock, as well as additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by securities holdings or otherwise, will be included in the proxy statement/offering circular when it becomes available. Shareholders of Commonwealth may obtain free copies of these documents from Stock Yards or Commonwealth using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of the proxy statement/offering circular described in the preceding paragraphs.

Non-GAAP Measures

This communication contains certain non-GAAP financial measures of Stock Yards and Commonwealth determined by methods other than in accordance with generally accepted accounting principles. We use non-GAAP financial measures to provide meaningful supplemental information regarding our performance. We believe these non-GAAP measures are beneficial in assessing our operating results and related trends, and when planning and forecasting future periods. These non-GAAP disclosures should be considered in addition to, and not as a substitute for or preferable to, financial results determined in accordance with GAAP. The non-GAAP financial measures we use may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stock Yards Bancorp, Inc.

Date: August 4, 2021	By:	/s/ T. Clay Stinnett
T. Clay Stinnett
Executive Vice President, Treasurer and Chief Financial Officer